Exhibit 10.2

THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

No. 2020C-001	U.S. $125,000
Original Issue Date: July 1, 2020

3% SECURED CONVERTIBLE PROMISSORY NOTE

DUE JULY 1, 2022

THIS NOTE is a duly authorized Note of MAGELLAN GOLD CORPORATION, a Nevada corporation, (the “Company” or “Maker”), designated as a 3% Secured Convertible Note (the “Note”) due on July 1, 2022 (the “Maturity Date”), in an aggregate principal amount of $125,000 plus accrued and unpaid interest.

FOR VALUE RECEIVED, the Company promises to pay to GREGORY SCHIFRIN, the registered holder hereof (the "Holder"), the principal sum of One Hundred Twenty-five Thousand Dollars (US $125,000) and to pay interest on the principal sum outstanding from time to time in arrears at the rate of 3% per annum calculated from the date of initial issuance of this Note (the “Issue Date”) and payable yearly, in cash, in arrears beginning on July 1, 2021 and continuing each anniversary of the Issue Date thereafter until the Maturity Date (the “Interest Payment Date”). Accrual of interest shall commence on the first such business day to occur after the Issue Date and shall continue to accrue until payment in full of the principal sum has been made or duly provided for.

The Company shall pay all accrued and unpaid interest, in arrears, on each Interest Payment Date, as provided herein, and shall pay the outstanding principal balance hereof on the earlier of (i) the Conversion Date, or (ii) the Maturity Date.

This Note is subject to the following additional provisions.

Section 1.              Collateral. The Company’s obligation to repay all sums due under this Note and perform all covenants to be performed hereunder are secured by a UCC Security Agreement covering all of the tangible and intangible assets of Borrower’s wholly owned subsidiary, Clearwater Gold Mining Corporation (the “Security Agreement”) and a Stock Pledge Agreement covering 1,000,000 shares of common stock of Clearwater Gold Mining Corporation purchased by the Company from Holder.

Section 2.               No Sale or Transfer. This Note may not be sold, transferred, assigned, hypothecated or divided into two or more Notes of smaller denominations except to the extent such sale, transfer, assignment, hypothecation or division is in compliance with federal and applicable state securities laws, the compliance with which must be established to the reasonable satisfaction of the Company.

Section 3.               No Limitations on Debt. The existence of this Note does not preclude the Company from incurring other indebtedness (including secured debt and including other notes which may, by their terms, be senior to the Notes).

Section 4.               Provisions Regarding Payment of Interest. Interest hereunder will be paid to the Holder on each Interest Payment Date, as hereinabove defined. If not paid previously, all interest will be payable at the Maturity Date.

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Section 5.               (a)           “Event of Default” wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)       Any default in the payment of the principal of or interest on this Note as and when the same shall become due and payable, (whether on the Maturity Date or by acceleration or otherwise);

(ii)               The Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Note or and such failure or breach shall not have been remedied within 30 days after the date on which notice of such failure or breach shall have been given;

(iii)       The Company shall commence a voluntary case under the United States Bankruptcy Code or insolvency laws as now or hereafter in effect or any successor thereto (the “Bankruptcy Code”); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not controverted within 30 days, or is not dismissed within 60 days, after commencement of such involuntary case; or a “custodian” (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of 60 days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay its debts generally as they become due; or the Company shall call a meeting of all of its creditors with a view to arranging a composition or adjustment of its debts; or the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

(b)            Remedies. The Holder may declare a default under Section 5(a)(i) upon not less than 15 days’ written notice to the Company. If the Company fails to cure an Event of Default within such period (or if the cure cannot be reasonably completed within such period, commence the cure of the Event of Default and diligently pursue such cure), then the principal amount hereof together with all accrued and unpaid interest up to the date of default shall thereafter accrue interest at the default interest rate of 6% per annum and the Holder may:

(i)             Declare all amounts due under the Notes immediately due and owing and exercise all rights with respect thereto permitted by law;

(ii)            Convert all of the Notes into common stock of the Company; or

(iii)           Assert any other remedy available at law or in equity.

Section 6.               Prepayment. The Company may prepay this Note in whole or in part at any time prior to the Maturity Date upon not less than 30 days’ written notice to the Holder.

Section 7.               Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Colorado are authorized or required by law or other government action to close.

“Company” means Magellan Gold Corporation, a Nevada corporation.

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“Conversion Amount” shall mean the total of unpaid principal and accrued but unpaid interest at the date such amount is determined.

“Conversion Price” shall mean $0.50 per share of Common Stock, as adjusted as set forth in Section 8(d), below.

“Conversion Shares” shall mean the shares of the Company’s common stock issued or issuable upon conversion of the Notes.

“Holder” means any Person who is a registered holder of this Note as listed in the books of the Company.

“Interest Payment Date” is as defined in the paragraph entitled “FOR VALUE RECEIVED,” above.

“Market Price” at any date shall be deemed to be (i) if the principal trading market for such securities is any exchange, the last reported sale price, on each Trading Day for which determination is made as officially reported on any consolidated tape, (ii) if the principal market for such securities is the over-the-counter market, the closing prices (or, if no closing price, the closing bid price) on such Trading Days as set forth by Nasdaq or the OTC.QB (whichever is the principal market for the Company’s common stock) as reported at http://finance.yahoo.com or, (iii) if the security is not quoted on Nasdaq or the OTC.QB), the average bid and asked price as set forth on the OTC.QB of the OTC Markets Group, Inc. for such day. Notwithstanding the foregoing, if there is no reported closing price or bid price, as the case may be, on any of the ten trading days preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

“Material Adverse Effect” means a material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of the Company taken as a whole.

“Maturity Date” means the date defined in the first paragraph or (if earlier) the date of any conversion, prepayment or acceleration.

“Original Issue Date” shall mean the date this Note is purchased by the initial holder.

“Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

“Trading Day” means a day in which the market on which shares of the Company’s common stock are principally traded is open for trading, whether or not any shares of the Company’s common stock are actually traded on that day.

Section 8.               Conversion.

a.             Voluntary Conversion. At any time before this Note has been paid, the Holder may convert the Conversion Amount into shares of the Company’s common stock by dividing the Conversion Amount by the Conversion Price.

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b.             Limitation on Conversion. Notwithstanding any other provision hereof, in no event (except (i) as specifically provided herein as an exception to this provision, or (ii) while there is outstanding a tender offer for any or all of the shares of the Company’s Common Stock) shall the Holder be entitled to convert any portion of this Note, or shall the Company have the obligation to convert such Note (and the Company shall not have the right to pay interest hereon in shares of Common Stock) to the extent that, after such conversion or issuance of stock in payment of interest, the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or other convertible securities or of the unexercised portion of warrants or other rights to purchase Common Stock), and (2) the number of shares of Common Stock issuable upon the conversion of the Notes with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such conversion). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, except as otherwise provided in clause (1) of such sentence. The Holder, by its acceptance of this Note, further agrees that if the Holder transfers or assigns any of the Notes to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferee’s or assignee’s specific agreement to be bound by the provisions of this Section 8(b) as if such transferee or assignee were the original Holder hereof. Nothing herein shall preclude the Holder from disposing of a sufficient number of other shares of Common Stock beneficially owned by the Holder so as to thereafter permit the continued conversion of this Note. The provisions of this Section 8(b) may be waived in writing by agreement of the Holder and the Company.

c.              Manner of Converison. Conversion shall be effectuated by faxing a Notice of Conversion (as defined below) to the Company as provided in this paragraph. The Notice of Conversion shall be executed by the Holder of this Note and shall evidence such Holder's intention to convert this Note or a specified portion hereof in the form annexed hereto as Exhibit A. No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes or otherwise delivers the conversion notice ("Notice of Conversion") to the Company so that it is received by the Company on or before such specified date, provided that, if such conversion would convert the entire remaining principal of this Note, the Holder shall deliver to the Company the original Note being converted no later than five (5) business days thereafter. Email delivery of the Notice of Conversion shall be accepted by the Company at johncaseypower@gmail.com: Attention John C. Power. Certificates representing Common Stock upon conversion (“Conversion Certificates”) will be delivered to the Holder at the address specified in the Notice of Conversion (which may be the Holder’s address for notices as contemplated by the Subscription Agreement or a different address), via express courier, by electronic transfer or otherwise, as provided in Section 8(d)(iii) below, and, if interest is paid by Common Stock, the Interest Payment Date. The Holder shall be deemed to be the holder of the shares issuable to it in accordance with the provisions of this Section 8(c) on the Conversion Date.

d.             Nature of Common Stock Issued.

(i)            When issued upon conversion of the Note pursuant to Section 8(a) hereof, the Conversion Shares will be legally and validly issued, fully-paid and non-assessable.

(ii)            Upon any conversion, this Note will be deemed cancelled and of no further force and effect, representing only the right to receive the Conversion Shares, regardless whether the Holder delivers this Note to the Company for cancellation.

(iii)           As soon as possible after a conversion has been effected (and subject to the Holder having returned the Note to the Company for cancellation), the Company will deliver to the converting holder a certificate or certificates representing the Conversion Shares issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified If any fractional share of common stock would be issuable upon any conversion, the Company will pay the holder of the Conversion Shares an amount equal to the Market Price of such fractional share.

(iv)           The issuance of certificates for shares of Conversion Shares will be made without charge.

(v)            The Company will not close its books against the transfer of the Conversion Shares issued or issuable in any manner which interferes with the conversion of this Note.

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e.              Adjustments for Capital Reorganization, Reclassification or Transfer or Assets. In the event the Common Stock issuable upon conversion of the Note shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise, or in the event Maker shall at any time issue Common Stock by way of dividend or other distribution on any stock of Maker, or subdivide or combine the outstanding shares of Common Stock, then in each such event the Holder shall have the right thereafter, but not the obligation, to exercise such Note and receive the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such Note might have been exercised immediately prior to such organization, reclassification or change. In the case of any such reorganization, reclassification or change, the Conversion Price shall also be appropriately adjusted so as to maintain the aggregate Conversion Price. Further, in case of any such consolidation or merger of Maker with or into another corporation in which consolidation or merger Maker is not the continuing corporation, or in case of any sale or conveyance to another corporation of the property of Maker as an entirety, or substantially as an entirety, Maker shall cause effective provision to be made so that the Holder shall have the right thereafter, by converting the Note, to purchase the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale or conveyance by holders of the number of share of Common Stock into which such Note might have been exercised immediately prior to such consolidation, merger, sale or conveyance, which provision shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Note. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. Notwithstanding the foregoing, no adjustment of the Conversion Price shall be made as a result of or in connection with (1) the issuance of Common Stock of Maker pursuant to options, warrants and share purchase agreements now in effect or hereafter outstanding or created, (2) the establishment of option plans of Maker, the modification, renewal or extension of any plan now in effect or hereafter created, or the issuance of Common Stock upon exercise of any options pursuant to such plans, (3) the issuance of Common Stock in connection with an acquisition, consolidation or merger of any type in which Maker is the continuing corporation, or (4) the issuance of Common Stock in consideration of such cash, property or service as may be approved by the Board of Directors of Maker and permitted by applicable law.

f.              Anti-Dilution Provisions.

(i)             Adjustment for Dividends. In the event the Company shall make or issue, or shall have issued, or shall fix a record date for the determination of holders of common stock entitled to receive a dividend or the distribution (other than a distribution otherwise provided for herein) payable in (a) securities of the Company other than shares of common stock or (b) assets (including cash paid or payable out of capital or capital surplus or surplus created as a result of a revaluation of property, but excluding the cumulative dividends payable with respect to an authorized series of Preferred Stock), then and in each such event provision shall be made so that the holders of Notes shall receive upon conversion thereof in addition to the number of shares of common stock receivable thereupon, the number of securities or such other assets of the Company which they would have received had their Notes been converted into common stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities or such other assets receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to Note holders.

(ii)            Adjustment for Capital Reorganization or Reclassification. If the common stock issuable upon the conversion of the Notes shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise then and in each such event the holder of the Notes shall have the right thereafter to exercise such Notes and receive the kind an amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of common stock into which such Note might have been exercised immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(iii)           Convertible Securities. For the purpose of the adjustment provided for in section (iv) of this Section 8 (f), if at any time or from time to time after the date of this Note the Company shall issue any rights or options for the purchase of, or stock or other securities, including convertible debt, convertible into, additional shares of common stock (such convertible stock or securities being hereafter referred to as "convertible securities,") then and in such event, whether or not the convertible security is actually converted or exercised to acquire additional shares of Common Stock, such convertible securities shall be deemed to have been so converted or exercised, in which event the conversion Price or exercise price of the convertible securities shall be treated as the consideration per share received by the Company for such securities for the purpose of determining the adjustment, if any, provided for in Subsection (i) of this paragraph.

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(iv)           Adjustment of Number of Shares. Anything in this Certificate to the contrary notwithstanding, in case the Company shall at any time issue Common Stock or Convertible Securities by way of dividend or other distribution on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, the Conversion Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining shareholders entitled to receive such dividend or other distribution) or decreased in the case of such subdivision or increased in the case of such combination (on the date that such subdivision or combination shall become effective).

(v)            No Adjustment for Small Amounts. Anything in this paragraph to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Conversion Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Converion Price by at least one cent, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Conversion Price by at least one cent, such change in the Conversion Price shall thereupon be given effect.

(vi)           Common Stock Defined. Whenever reference is made in this paragraph 6(e) to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean the Common Stock of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock. However, subject to the provisions of paragraph 6 hereof, shares issuable upon exercise hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof.

g.             Exercise of Conversion Privilege. To exercise its conversion privilege or in the event of the automatic conversion of the Note, the Holder shall surrender such Note, or recognize partial prepayment therefor, being converted to Maker at its principal office, and shall give written notice to Maker at that office that Holder is delivering the Note for conversion or recognizing partial prepayment. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The Note, if surrendered for conversion shall be accompanied by proper assignment thereof to the Company or in blank.

h.             Notice of Record Date. In the event of:

(1)            any taking by Maker of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

(2)            any capital reorganization of Maker, any reclassification or recapitalization of the capital stock of Maker, any merger or consolidating of Maker or a transfer of all or substantially all of the assets of the company to any other corporation, or any other entity or person, or

(3)            any voluntary or involuntary dissolution, liquidation or winding up of Maker, then and in each such event Maker shall mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of said dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (iii) the time, if any, that is to be fixed, as to when the holders of record of common stock (or other securities) shall be entitled to exchange their shares of common stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least thirty (30) days prior to the date specified in such notice on which such action is to be taken.

i.               Continuation of Terms. Upon any reorganization, consolidation or merger referred to in this Section 8, the Note shall continue in full force and effect until conversion by the Holder and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the conversion of any Note after the consummation of such reorganization, consolidation, merger of any similar event and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of Maker whether or not such person shall have expressly assumed the terms of the Note.

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Section 9.               No Impairment. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct obligation of the Company.

Section 10.             No Rights as a Shareholder. This Note shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings.

Section 11.             No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Section 12.             All payments contemplated hereby to be made “in cash” shall be made in immediately available good funds of United States of America currency by wire transfer to an account designated in writing by the Holder to the Company (which account may be changed by notice similarly given). All payments of cash and each delivery of shares of Common Stock issuable to the Holder as contemplated hereby shall be made to the Holder at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time; except that the Holder can designate, by notice to the Company, a different delivery address for any one or more specific payments or deliveries.

Section 13.             The Holder of the Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note or the shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

Section 14.             The Note will initially be issued in denominations determined by the Company, but are exchangeable for an equal aggregate principal amount of Notes of different denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange.

Section 15.             The Company shall be entitled to withhold from all payments of principal of, and interest on, this Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

Section 16              This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws and the terms of the Subscription Agreement. In the event of any proposed transfer of this Note, the Company may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation that is sufficient to evidence that such proposed transfer complies with the Act and other applicable state and foreign securities laws and the terms of the Subscription Agreement. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 17.             Mutilated, Lost or Stolen Notes. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and adequate indemnity, if requested, all reasonably satisfactory to the Company.

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Section 18.             Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Colorado. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of Boulder, Colorado, or the state courts of the State of Colorado sitting in Boulder County, Colorado in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under any of this Note.

Section 19.             Waiver of Jury Trial; No Other Waivers. The Company and the Holder hereby waive the right to a trial by jury in any action, proceeding or counterclaim in respect of any matter arising out or in connection with this Note. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

Section 20.             Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

Section 21.             Obligations Due on a Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next calendar month, the preceding Business Day in the appropriate calendar month).

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer duly authorized for such purpose, as of the date first above indicated.

MAGELLAN GOLD CORPORATION

By:       /s/ John C. Power

John C. Power, President

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Accepted this ________________ day of _______________, 2020 by the undersigned, thereunto duly authorized, in accordance with the terms stated herein.

Name of Holder: Gregory Schifrin

By:     /s/ Gregory Schifrin

Tax Identification Number: SS#

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NOTICE OF CONVERSION

(To be Executed by the Registered Holder
in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $__________ principal amount of the Note (defined below) and $___________ in accrued and unpaid interest due under the Note into shares of common stock, par value $.001 per share (“Common Stock”), of Magellan Gold Corporation, a Nevada corporation (the “Company”) according to the conditions of the Unsecured Convertible Note of the Company (the “Note”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. The original certificate evidencing the Note is delivered herewith (or evidence of loss, theft or destruction thereof).

The Company shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DWAC Transfer”).

Name of DTC Prime Broker:

Account Number:

In lieu of receiving shares of Common Stock issuable pursuant to this Notice of Conversion by way of a DWAC Transfer, the undersigned hereby requests that the Company issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Name:

Address:

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Note shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.

Date of Conversion:___________________________

Applicable Conversion Price:____________________

Number of Shares of Common Stock to be Issued Pursuant to

Conversion of the Notes:___________________

Signature:___________________________________

Name:______________________________________

Address:____________________________________

___________________________________________

SS or Tax I.D. No.____________________________

The Company shall issue and deliver shares of Common Stock to an overnight courier not later than three business days following receipt of the original Note(s) to be converted, and shall make payments pursuant to the Notes for the number of business days such issuance and delivery is late.

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